TONIX PHARMACEUTICALS HOLDING CORP.

AUDIT COMMITTEE CHARTER

Signature of Chairman of the Board of Directors: _____________________

Date approved: February 16, 2012

Organization

There shall be a committee appointed by the Board of Directors (the “Board”) of Tonix Pharmaceuticals Holding Corp., a Nevada corporation (the “Corporation”), of members of the Board of Directors all of which shall be independent non-employee directors to be known as the audit committee (the “Committee”). The number of Committee members shall be as determined by the Board consistent with the Corporation’s articles of incorporation and by-laws as the same may be amended from time to time. The Committee shall be composed of directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member. All members of the Committee shall have a working familiarity with basic finance and accounting practices and at least one member of the Committee shall be a “financial expert” as defined by the Securities and Exchange Commission in its rules. The Committee Chair and members shall be designated annually by a majority vote of the full Board, and may be removed, at any time, with or without cause, by a majority vote of the full Board. Vacancies shall be filled by a majority vote of the full Board.

Statement of Purpose

The Committee shall provide assistance to the Board in fulfilling their responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the Corporation, the quality and integrity of the financial reports of the Corporation and the Corporation’s compliance with legal and regulatory requirements. In so doing, it is the responsibility of the Committee to maintain free and open means of communication between the directors, the independent auditors and the financial management to the Corporation.

Responsibilities

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Committee will:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system and complaints or concerns relating thereto;

•	Recommend, for shareholder approval, the independent auditor to examine the Corporation’s accounts, controls and financial statements. The Committee shall have the sole authority and responsibility to select, evaluate and if necessary replace the independent auditor. The Committee shall have the sole authority to approve all audit engagement fees and terms and the Committee, or a member of the Committee, must pre-approve any non-audit service provided to the Corporation by the Corporation’s independent auditor;
•	Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;
•	Obtain and review at least annually, a formal written report from the independent auditor setting forth its internal quality–control procedures; material issues raised in the prior five years by its internal quality–control reviews and their resolution. The Committee will review at least annually all relationships between the independent auditor and the Corporation;
•	Ensure that the lead audit partner assigned by the independent auditor as well as the audit partner responsible for reviewing the audit of the corporation’s financial statements shall be changed at least every five years;
•	Review and appraise the audit efforts of independent auditors of the Corporation and, where appropriate, recommend the replacement of the independent auditors;
•	Consider and approve, if appropriate, major changes to the Corporation’s accounting principles and practices as suggested by the independent auditors or management;
•	Establish regular and separate systems of reporting to the Committee by management and the independent auditors regarding any significant judgements made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments and additional items as required under the Sarbanes-Oxley Act including critical accounting policies;
•	Review with the independent auditors and financial accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to assess and manage financial risk exposure and to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper;
•	If required or applicable, review and approve the internal corporate audit staff functions, including (i) purpose, authority and organizational reporting lines; (ii) annual audit plan, budget and staffing; (iii) concurrence in the appointment, compensation and rotation of the internal audit management function; and (iv) results of internal audits;

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•	Review the financial statements contained in the annual report and quarterly report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed;
•	Prepare and publish an annual Committee report in the proxy statement of the Corporation;
•	Review with management of the Corporation any financial information filed with any securities commission, including the Securities and Exchange Commission, or disseminated to the public, including any certification, report, opinion or review rendered by the independent auditors;
•	Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Corporation’s financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit;
•	Establish procedures for receiving and treating complaints received by the Corporation regarding accounting, internal accounting controls and auditing matters, and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters;
•	Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board; and
•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside advisors for this purpose if, in its judgment, that is appropriate.

Committee Performance Evaluation

The Committee shall annually conduct an evaluation of its performance in fulfilling its responsibilities and meeting its goals, as outlined above.

Meetings

A majority of Committee members shall constitute a quorum for the transaction of business. The action of a majority of those present at a meeting at which a quorum is attained, shall be the act of the Committee. The Committee may delegate matters within its responsibility to subcommittees composed of certain of its members. The Committee shall meet in executive session without the presence of any members of management as often as it deems appropriate. The Committee shall meet as required, keep a record of its proceedings, if appropriate or needed, and report thereon from time to time to the Board.

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